Entergy
Second Quarter 2002
Earnings Teleconference

J. Wayne Leonard
Chief Executive Officer

C. John Wilder
Executive Vice President and Chief Financial Officer

July 30, 2002

Entergy

Safe Harbor

<u>The following constitutes a "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995:</u> *Investors are cautioned that forward-looking statements contained herein with respect to the revenues, earnings, performance, strategies, prospects and other aspects of the business of Entergy Corporation, Entergy Arkansas, Inc., Entergy Gulf States, Inc., Entergy Louisiana, Inc., Entergy Mississippi, Inc., Entergy New Orleans, Inc., and System Energy Resources, Inc. and their affiliated companies may involve risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, risks and uncertainties relating to: the effects of weather, the performance of generating units and transmission systems, the possession of nuclear materials, fuel and purchased power prices and availability, the effects of regulatory decisions and changes in law, litigation, capital spending requirements, and the availability of capital, the onset of competition, the ability to recover net regulatory assets and other potential stranded costs, the effects of the California electricity market on the utility industry nationally, advances in technology, changes in accounting standards, corporate restructuring and changes in capital structure, the success of new business ventures, changes in the markets for electricity and other energy-related commodities, including the use of financial and derivative instruments and volatility of changes in market prices, changes in the number of participants, and the risk profile of such participants in the energy marketing and trading business, changes in interest rates and in financial and foreign currency markets generally, the economic climate and growth in Entergy's service territories, changes in corporate strategies, and other factors.*

2nd Quarter Earnings Add To Our Excellent Track Record

Earnings Per Share
2000 - 2002


0.42
0.48
1.04
0.98
1.34
1.37
0.19
0.31
0.69
0.75
1.06
1.06
1.39
1.24
0.09
0.18
-0.35
0.80
1.06
1.17
1Q00
2Q00
3Q00
4Q00
1Q01
2Q01
3Q01
4Q01
1Q02
2Q02

Earnings Per Share
2Q01 vs. 2Q02


10%
Operational
1.06
1.06
1.06
1.17
2Q01
2Q02

As-Reported
Operational

Special Items

2002 Special Items
$/share



1Q02
2Q02
YTD
(1.15)
(0.11)
(1.26)
Turbine Commitments
Development Costs
Asset Impairments
Restructuring

2002 Special Items
% of total



Development Costs
Asset Impairments
Restructuring
Turbine Commitments
7%
14%
38%
41%

Operational Earnings by Business

Operational Earnings Per Share
2Q01 vs. 2Q02


$1.06
$0.14
$0.15
$0.74
$0.03
2Q01
$1.17
$0.10
$0.24
$0.85
($0.02)
2Q02

Business	Key Drivers
ECS	• Lower electricity volatility • Lower profitability on gas trading • Increased pipeline revenues due to higher volumes transported
Nuclear	• Higher revenues from addition of IP2 and improved PPA pricing • Fewer refueling outages
Utility	• Increased electricity sales across customer classes • Higher O&M expense
Parent	• Lower interest income • Higher corporate expenses

Utility Operational Performance Measures

Operational Earnings Per Share
2Q01 vs. 2Q02



15%
0.74
0.85
2Q01
2Q02

Sales
GWh



23,981
24,262
2Q01
2Q02

O&M Expense
$/MWh



14.33
23.87
2Q01
2Q02

Quarterly Highlights

- **Total sales increased 1.2%**
- **O&M expense rose 67% primarily due to the storm cost settlement in Arkansas**
- **Weather was essentially normal**

Entergy Nuclear
Operational Performance Measures

Operational Earnings Per Share
2Q01 vs. 2Q02


60%
0.24
0.15
2Q01
2Q02

Total Generation
GWh


7,449
4,208
2Q01
2Q02

Realized Price
$/MWh


35.66
39.88
2Q01
2Q02

Production Cost
$/MWh


18.41
19.40
2Q01
2Q02

Quarterly Highlights

- Output increased due to addition of IP2
- Realized price increased 12%
- Production costs increased 5% due to addition of IP2 and amortization of outage expenses
- No outages in 2Q02 versus two outages (Pilgrim & IP3) in 2Q01

Energy Commodity Services Operational Performance Measures

Operational Earnings Per Share
2Q01 vs. 2Q02


29%
0.14
0.10
2Q01
2Q02

Gain/Loss Ratio
Times


4.3
1.7
2Q01
2Q02

Volatility
%


78%
52%
53%
44%
2Q01
2Q02
Gas
Power

Quarterly Highlights

- Gas volatility increased 2%
- Power volatility declined over 44%
- Lower profitability on gas trading
- Gain/loss ratio declined, but remained positive
- Pipeline throughput increased 2%

Energy Commodity Services
Trading Statistics

Average Daily Earnings at Risk
$ millions


2Q
Year-to-Date
10.0
9.3
5.5
5.5
01
02
01
02

Source of Fair Market Value of Contracts
at end of 2Q02; %

	02	03	04-05	Total
Prices Actively Quoted	73%	88%	91%	84%
Prices Provided By Other Sources	18%	18%	10%	16%
Prices Based on Models and Other	9%	-6%	-1%	0%

* The schedule assumes that contracts are realized at their scheduled maturity and no change in market prices occurs.

Realization of MTM Earnings
at end of 2Q02; %


03
42%
27%
04-05
31%
02

Breakdown of 2Q02 MTM Earnings
%


Point-of-View Trading
58%
Financial Optimization
14%
28%
Physical Optimization

Financial Performance Measures

Return on Equity
12 Months Ended; %



12
11
10
9
8
7
6
5
4
31%
2Q 98
4Q 98
2Q 99
4Q 99
2Q 00
4Q 00
2Q 01
4Q 01
2Q 02

Net Margin
12 Months Ended; %



10
8
6
4
2
0
74%
2Q 98
4Q 98
2Q 99
4Q 99
2Q 00
4Q 00
2Q 01
4Q 01
2Q 02

Operating Cash Flow
12 Months Ended; $ billion



2.5
2.0
1.5
1.0
0.5
0.0
50%
2Q 98
4Q 98
2Q 99
4Q 99
2Q 00
4Q 00
2Q 01
4Q 01
2Q 02

Financial Flexibility Measures

Net Debt to Net Capital
12 Months Ended; %


60
55
50
45
40
35
30
10%
2Q 98
4Q 98
2Q 99
4Q 99
2Q 00
4Q 00
2Q 01
4Q 01
2Q 02

FFO Interest Coverage
12 Months Ended; %


4.5
4.0
3.5
3.0
2.5
2.0
1.5
63%
2Q 98
4Q 98
2Q 99
4Q 99
2Q 00
4Q 00
2Q 01
4Q 01
2Q 02

Total FFO
12 Months Ended; $ billion


2.5
2.0
1.5
1.0
0.5
34%
2Q 98
4Q 98
2Q 99
4Q 99
2Q 00
4Q 00
2Q 01
4Q 01
2Q 02

Wholesale Exposure Is Limited



Forecasted Net Income* Sources
%
100%
100%
Unregulated
Semi-
Regulated**
Traditionally
Regulated
96%
90%
02E
03E



Competitive Business
Generation Sold Forward***
%
100 %
90 %
80 %
70 %
60 %
50 %
40 %
30 %
20 %
10 %
0 %
ENI
Total
ECS
02E
03E

*2002 net income was adjusted to exclude the EWO restructuring charge.

**Semi-regulated includes Gulf South Pipeline and long-term nuclear PPAs with regulated utilities.

*** Effective this quarter, Damhead Creek, an 800 MW gas-fired unit in the U.K., is not included in sold forward metrics consistent with Entergy's first quarter 2002 restructuring announcement.

1st Half Results Support Earnings Guidance



Operational Earnings Per Share
98-02E
$2.22
$2.17
$3.12
$3.23
$3.50
Guidance Midpoint
2nd Half of Year
1st Half of Year
45%
43%
47%
56%
56%
98
99
00
01
02E

Q&A Session

Entergy